Exhibit 10.4
INCREMENTAL LENDER ASSUMPTION AGREEMENT
April 21, 2011
Citibank, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made herein to the Term Loan Credit Agreement dated as of March 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent. Capitalized terms not otherwise defined herein, shall have the meaning assigned to such terms in the Credit Agreement.
     Pursuant to Section 2.01(c) of the Credit Agreement, from and after the date of this Incremental Lender Assumption Agreement (the “Incremental Effective Date”), KfW IPEX-Bank GmbH (the “Incremental Lender”) shall be bound by the provisions of the Credit Agreement as a Lender thereunder and have the rights and obligations of a Lender thereunder, with an aggregate Commitment equal to $200,000,000.
     The Incremental Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Lender Assumption Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Incremental Lender Assumption Agreement and (iii) it is a Foreign Lender and attached hereto is all documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it and (b) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     Each Obligor hereby makes to the Incremental Lender each representation and warranty of such Obligor contained in Article 3 of the Credit Agreement and contained in each other Loan Document dated as of a date on or prior to the Incremental Effective Date on and as of the Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date.
     Exhibit A of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 1 hereto. Schedule 3.17(a) of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 2

1

hereto. Schedule 3.17(b) of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 3 hereto.
     This Incremental Lender Assumption Agreement shall be a Loan Document. This Incremental Lender Assumption Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Incremental Lender Assumption Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Incremental Lender Assumption Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Lender Assumption Agreement. This Incremental Lender Assumption Agreement shall be construed in accordance with and governed by the laws of the State of New York.
[Signature pages follow.]

2

IN WITNESS WHEREOF, the undersigned has executed this Incremental Lender Assumption Agreement as of the day and year first above written.

TEMESCAL AIRCRAFT INC.
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	Chief Financial Officer

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	President and Chief Financial Officer

PARK TOPANGA AIRCRAFT INC.
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	Chief Financial Officer

CHARMLEE AIRCRAFT INC.
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	Chief financial Officer

BALLYSKY AIRCRAFT IRELAND LIMITED
By:	/s/ Niall C. Sommerville
	Name:	Niall C. Sommerville
	Title:	Director

[Signature page — Incremental Lender Assumption Agreement]

KFW IPEX-BANK GMBH, as the Incremental Lender
By:	/s/ Jörg-Andreas Dürr
	Name:	Jörg-Andreas Dürr
	Title:	Director

By:	/s/ Dieter Wystemp
	Name:	Dieter Wystemp
	Title:	Vice President

Acknowledged and agreed: CITIBANK, N.A., as Administrative Agent
By:	/s/ Thomas Hollahan
	Name:	Thomas Hollahan
	Title:	Managing Director and Vice President
[Signature page — Incremental Lender Assumption Agreement]

SCHEDULE 1
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Citibank, N.A.	$150,000,000	9.839291571%
Credit Suisse AG, Cayman Islands Branch	$150,000,000	9.839291571%
BNP Paribas	$200,000,000	13.119055428%
DVB Bank SE	$200,000,000	13.119055428%
KfW Bankengruppe	$200,000,000	13.119055428%
UniCredit Bank AG, London Branch	$100,000,000	6.559527714%
DBS Bank Ltd.	$75,000,000	4.919645786%
Scotiabank Europe plc	$75,000,000	4.919645786%
Sumitomo Mitsui Banking Corporation	$75,000,000	4.919645786%
United Overseas Bank Limited	$75,000,000	4.919645786%
Deutsche Bank AG, London branch	$75,000,000	4.919645786%
Crédit Industriel et Commercial	$40,000,000	2.623811086%
Industrial and Commercial Bank of China (Europe) S.A.	$34,500,000	2.263037061%
The Tokyo Star Bank, Limited	$30,000,000	1.967858314%
Aozora Bank, Ltd.	$25,000,000	1.639881929%
NEC Capital Solutions Limited	$20,000,000	1.311905543%
Total	$1,524,500,000	100.000000000%
Schedule 1-1

SCHEDULE 2
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
PS POOL AIRCRAFT
Pool Aircraft

Airframe		Engine Manufacturer
Manufacturer and		and		Country of
Model	Airframe MSN	Engine Model	Lessee	Registration
Undelivered Pool Aircraft

	Airframe		Engine Manufacturer
	Manufacturer and		and		Country of
	Model	Airframe MSN	Engine Model	Lessee*	Registration*
1	Airbus A319-100	1884	CFM International CFM56-5B6/P	***	Kingdom of Bahrain

2	Airbus A319-100	2004	International Aero Engines V2524-A5	***	China

3	Airbus A319-100	2194	International Aero Engines V2524-A5	***	United Kingdom

4	Airbus A319-100	2232	International Aero Engines V2524-A5	***	China

5	Airbus A319-100	2720	International Aero Engines V2524-A5	***	United Kingdom

6	Airbus A319-100	3114	International Aero Engines V2527M-A5	***	China

7	Airbus A319-100	3116	International Aero Engines V2527M-A5	***	China

8	Airbus A319-100	3124	International Aero Engines V2527M-A5	***	China

9	Airbus A320-200	1424	International Aero Engines V2527-A5	***	United Kingdom

10	Airbus A320-200	2024	CFM International CFM56-5B4/P	***	Switzerland

11	Airbus A320-200	2142	CFM International CFM56-5B4/P	***	Malta

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 2-1

	Airframe		Engine Manufacturer
	Manufacturer and		and		Country of
	Model	Airframe MSN	Engine Model	Lessee*	Registration*
12	Airbus A320-200	2594	International Aero Engines V2527-A5	***	New Zealand

13	Airbus A320-200	2768	CFM International CFM56-5B4/P	***	Malta

14	Airbus A320-200	4619	International Aero Engines V2527-A5	***	China

15	Airbus A321-200	1658	CFM International CFM56-5B3/P	***	France

16	Airbus A321-200	1695	International Aero Engines V2533-A5	***	Hong Kong

17	Airbus A321-200	3067	International Aero Engines V2533-A5	***	China

18	Airbus A321-200	3075	International Aero Engines V2533-A5	***	China

19	Airbus A321-200	3112	International Aero Engines V2533-A5	***	China

20	Airbus A330-200	262	Pratt & Whitney PW4168A	***	Vietnam

21	Airbus A330-200	275	Pratt & Whitney PW4168A	***	Vietnam

22	Airbus A330-200	432	Pratt & Whitney PW4168A	***	Germany

23	Airbus A330-200	454	Pratt & Whitney PW4168A	***	Germany

24	Airbus A330-200	527	Rolls Royce PLC TRENT 772B-60	***	Kingdom Of Bahrain

25	Airbus A330-200	811	General Electric CF6-80E1-A3	***	Netherlands

26	Boeing B737-700	29372	CFM International CFM56-7B24	***	China

27	Boeing B737-800	28252	CFM International CFM56-7B27	***	Trinidad And Tobago

28	Boeing B737-800	30645	CFM International CFM56-7B27	***	Trinidad and Tobago

29	Boeing B737-800	35274	CFM International CFM56-7B24/3	***	Hong Kong

30	Boeing B737-800	35275	CFM International CFM56-7B26/3	***	Czech Republic

31	Boeing B737-800	35279	CFM International CFM56-7B26/3	***	France

32	Boeing B737-800	35280	CFM International CFM56-7B26/3	***	Norway

33	Boeing B737-800	35283	CFM International CFM56-7B26/3	***	Norway

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 2-2

	Airframe		Engine Manufacturer
	Manufacturer and		and		Country of
	Model	Airframe MSN	Engine Model	Lessee*	Registration*
34	Boeing B737-800	38819	CFM International CFM56-7B26/3	***	France

35	Boeing B737-800	38820	CFM International CFM56-7B26/3	***	Not currently registered**

36	Boeing B737-800	38822	CFM International CFM56-7B24/3	***	Not currently registered**

37	Boeing B737-800	38823	CFM International CFM56-7B24/3	***	Not currently registered**

38	Boeing B777-200ER	27607	General Electric GE90-90B	***	Vietnam

39	Boeing B777-200ER	27608	General Electric GE90-90B	***	Vietnam

40	Boeing B777-200ER	28686	Pratt & Whitney PW4090	***	South Korea

41	Boeing B777-200ER	29397	General Electric GE90-94B	***	Netherlands

42	Boeing B777-200ER	29399	General Electric GE90-94B	***	Netherlands

43	Boeing B777-200ER	29404	Rolls Royce PLC TRENT 895-17	***	New Zealand

44	Boeing B777-200ER	32719	General Electric GE90-94B	***	United States

45	Boeing B777-300ER	32723	General Electric GE90-115BG01	***	France

46	Boeing B777-300ER	32728	General Electric GE90-115BG02	***	United Arab Emirates

47	Airbus A319-100	3020	International Aero Engines V2524-A5	***	China

48	Airbus A320-200	2665	CFM International CFM56-5B4/P	***	Malta

49	Airbus A321-200	1734	International Aero Engines V2533-A5	***	South Korea

50	Airbus A321-200	1926	International Aero Engines V2533-A5	***	Macau

51	Airbus A330-200	911	Pratt & Whitney PW4168A	***	Germany

52	Boeing B737-700	29359	CFM International CFM56-7B20	***	Hungary

53	Boeing B737-800	30724	CFM International CFM56-7B26/3	***	Germany

54	Boeing B737-800	37159	CFM International CFM56-7B26/3	***	Norway

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 2-3

*	As of the date of this Credit Agreement

**	Aircraft not yet delivered from manufacturer

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 2-4

SCHEDULE 3
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
LEASES
International Lease Finance Corporation (“ILFC”)
ILFC Ireland Limited (“ILFC Ireland”)
***
     Boeing B777-200ER aircraft bearing serial number 32719
     Aircraft Lease Agreement dated as of December 23, 2004 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 432
     Aircraft Lease Agreement dated as of March 30, 2000 between ***, as Lessee, and ILFC Ireland, as Lessor.
Lease Assignment dated August 16, 2010 between ILFC Aircraft 33A-432 Limited, as Assignee, ILFC Ireland as Assignor and *** as Lessee.
     Airbus A330-200 aircraft bearing serial number 454
     Aircraft Lease Agreement dated as of March 30, 2000 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of March 30, 2000 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A330-200 aircraft bearing serial number 911
     Aircraft Lease Agreement dated as of September 28, 2006 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of September 28, 2006 between ILFC Ireland, as Headlessee, and ILFC, as Headlessor.
***

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-1

     Airbus A321-200 aircraft bearing serial number 1926
     Aircraft Lease Agreement dated as of January 31, 2002 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2142
     Amended and Restated Aircraft Lease Agreement dated as of January 14, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A320-200 aircraft bearing serial number 2768
     Amended and Restated Aircraft Lease Agreement dated as of August 12, 2005 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A320-200 aircraft bearing serial number 2665
     Amended and Restated Aircraft Lease Agreement dated as of January 14, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2594
     Aircraft Lease Agreement dated as of October 30, 2002 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29404
     Aircraft Lease Agreement dated as of August 20, 2004 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B777-200ER aircraft bearing serial number 28686
     Aircraft Lease Agreement dated as of July 11, 1997 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of July 11, 1997 between ILFC Ireland, as Lessee, and ILFC, as Lessor.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-2

     Airbus A321-200 aircraft bearing serial number 1734
     Aircraft Lease Agreement dated as of January 10, 2001 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of January 10, 2001 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 1424
     Aircraft Lease Agreement dated as of August 12, 1997 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 2194
     Aircraft Lease Agreement dated as of October 17, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 2720
     Aircraft Lease Agreement dated as of September 30, 2005 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 28252
     Aircraft Lease Agreement dated as of December 3, 2010 between ***, as Lessee, and Aircraft 73B-28252 Inc., as Lessor.
     Boeing B737-800 aircraft bearing serial number 30645
     Aircraft Lease Agreement dated as of December 3, 2010 between ***, as Lessee, and Aircraft 73B-30645 Inc., as Lessor.
***
     Airbus A319-100 aircraft bearing serial number 2004

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-3

Amended and Restated Aircraft Lease Agreement dated as of April 9, 2003, between ***, as Lessee, and ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of September 29, 2002 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 2232
     Aircraft Lease Agreement dated as of November 4, 2003, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
     Aircraft Headlease Agreement dated as of November 4, 2003 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
Aircraft Lease Novation and Amendment Agreement dated December 31, 2004, between ILFC Ireland, as Lessor, ***, as Existing Lessee, ***, as New Lessee, and ***, Ltd., as Consenting Party.
     Airbus A321-200 aircraft bearing serial number 3067
     Aircraft Lease Agreement dated as of March 18, 2005, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
     Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A321-200 aircraft bearing serial number 3075
     Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
     Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A321-200 aircraft bearing serial number 3112
     Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
     Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Boeing B737-700 aircraft bearing serial number 29372

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-4

Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 3020
     Aircraft Lease Agreement dated as of November 4, 2003, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
     Aircraft Headlease Agreement dated as of November 4, 2003 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
Aircraft Lease Novation and Amendment Agreement dated December 31, 2004, between ILFC Ireland, as Lessor, ***, as Existing Lessee, ***, as New Lessee, and ***, as Consenting Party.
***
     Boeing B777-300ER aircraft bearing serial number 32728
     Aircraft Lease Agreement dated as of June 16, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 527
     Aircraft Lease Agreement dated as of July 30, 2008 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 1884
     Aircraft Lease Agreement dated as of July 3, 2008 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35274
     Aircraft Lease Agreement dated as of April 24, 2007 between ***, as Lessee, and ILFC, as Lessor.
***

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-5

     Airbus A321-200 aircraft bearing serial number 1695
     Aircraft Lease Agreement dated as of November 9, 2000 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 811
     Aircraft Lease Agreement dated as of March 17, 2005 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29397
     Aircraft Lease Agreement dated as of January 10, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29399
     Aircraft Lease Agreement dated as of January 10, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 38822
     Aircraft Lease Agreement dated as of March 26, 2010 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Boeing B737-800 aircraft bearing serial number 38823
     Aircraft Lease Agreement dated as of March 26, 2010 between ***, as Lessee, and ILFC Ireland, as Lessor.
***
     Boeing B737-700 aircraft bearing serial number 29359
     Aircraft Lease Agreement dated as of June 30, 2002 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35280

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-6

Aircraft Lease Agreement dated as of October 4, 2007 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B737-800 aircraft bearing serial number 35283
     Aircraft Lease Agreement dated as of October 4, 2007 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B737-800 aircraft bearing serial number 37159
     Aircraft Lease Agreement dated as of January 8, 2009 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 4619
     Aircraft Lease Agreement dated as of July 1, 2010 between ***, as Lessee and ILFC Ireland, as Lessor.
***
     Airbus A319-100 aircraft bearing serial number 3114
     Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 3116
     Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 3124
     Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-7

Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
***
     Airbus A321-200 aircraft bearing serial number 1658
     Aircraft Lease Agreement dated as of December 20, 2001 between ***, as Lessee and ILFC, as Lessor.
     Boeing B777-300ER aircraft bearing serial number 32723
     Aircraft Lease Agreement dated as of December 7, 2000 between ***, as Lessee and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2024
     Lease Agreement dated as of March 31, 2002 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35275
     Aircraft Lease Agreement dated as of March 31, 2007 between ***, as Lessee and ILFC Ireland, as Lessor.
     Aircraft Headlease Agreement dated as of March 31, 2007 between ILFC Ireland, as Lessee and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 38820
     Aircraft Lease Agreement dated as of August 10, 2010 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 262

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-8

Aircraft Lease Agreement dated as of March 14, 2006 between ***, as Lessee, and Sierra Leasing Limited, as Lessor.
Assignment, Assumption and Amendment Agreement dated as of January 20, 2009 by and among Sierra Leasing Limited, as Assignor, ILFC, as Assignee, and ***, as Lessee.
Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Airbus A330-200 aircraft bearing serial number 275
     Aircraft Lease Agreement dated as of May 28, 2008 between ***, as Lessee, and ILFC, as Lessor.
     Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Boeing B777-200ER aircraft bearing serial number 27607
     Aircraft Lease Agreement dated as of March 8, 2005 between ***, as Lessee, and ILFC, as Lessor.
     Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Boeing B777-200ER aircraft bearing serial number 27608
     Aircraft Lease Agreement dated as of March 8, 2005 between ***, as Lessee, and ILFC, as Lessor.
     Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
***
     Boeing B737-800 aircraft bearing serial number 35279
     Aircraft Lease Agreement dated as of May 24, 2007 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B737-800 aircraft bearing serial number 38819

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-9

Aircraft Lease Agreement dated as of February 18, 2010 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 30724
     Amended and Restated Aircraft Lease Agreement dated as of January 24, 2007 between ***, as Lessee and ILFC, as Lessor.
     Aircraft Lease Novation and Amendment Agreement dated as of January 24, 2007 between ***, as Lessee, and ILFC, as Lessor.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule 3-10